UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement

On April 29, 2024, Sonim Technologies, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with an individual investor identified in the Subscription Agreement (“Purchaser”), providing for the private placement of (i) 3,500,000 shares of the Company’s common stock, par value $0.001, (“Common Stock”) and (ii) warrants to purchase up to 3,500,000 shares of Common Stock (the “Warrants”) for an aggregate purchase price of $3,850,000 (the “Purchase Price”). The closing of the private placement (the “Closing”) occurred contemporaneously with the execution of the Subscription Agreement. The Company intends to use the net proceeds from the private placement for working capital and general corporate purposes.

The issuance of shares of Common Stock and Warrants pursuant to the Subscription Agreement was made in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”) or Regulation S promulgated under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Purchaser. The Purchaser has not acquired these securities with a view to or for sale in connection with any distribution thereof in violation of the Securities Act and appropriate legends have been affixed to the securities issued in the transaction.

Warrants

Each Warrant has an exercise price of $1.10 per share, is immediately exercisable, will expire on April 29, 2029 (five years from the date of issuance), and is subject to customary adjustments for certain transactions affecting the Company’s capitalization. The Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the Purchaser would exceed the specified beneficial ownership limitation provided therein (which is currently 9.99% and may be adjusted upon advance notice) immediately after exercise thereof.

Registration Rights Agreement

On April 29, 2024, in connection with the entry into the Subscription Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “SEC”) by May 30, 2024 for purposes of registering the resale of shares of Common Stock (i) issued and sold pursuant to the Subscription Agreement, (ii) issuable upon exercise of the Warrants, (iii) issuable in connection with any anti-dilution provisions in the Warrants and (iv) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, “Registrable Securities”). The Company agreed to use commercially reasonable efforts to cause the Initial Registration Statement to be declared effective by the SEC by October 29, 2024.

The Company also agreed to, among other things, indemnify each holder of Registrable Securities, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Common Stock), investment advisors and employees of each of them, each person who controls such holder within the meaning of the Securities Act and the officers, directors, members, stockholders, partners, agents and employees of each such controlling person, under the Initial Registration Statement against certain liabilities incident to the Company’s obligations under the Registration Rights Agreement.

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Lock-Up Agreement

In addition, on April 29, 2024, in connection with the entry into the Subscription Agreement, the Company and the Purchaser entered into a lock-up agreement (the “Lock-Up Agreement”). Pursuant to the Lock-Up Agreement, the Purchaser agreed not to transfer shares of Common Stock and Warrants purchased under the Subscription Agreement (together with the shares of Common Stock underlying the Warrants) until 180 days after the Closing or October 29, 2024, subject to customary limited exceptions.

The foregoing descriptions of the Subscription Agreement, the Warrants, the Registration Rights Agreement, and the Lock-Up Agreement are not purported to be complete and are qualified in their entirety by references to the full text of the Subscription Agreement, the form of Warrant, the Registration Rights Agreement, and the Lock-Up Agreement, which are filed as Exhibits 10.1, 4.1, 10.2, and 10.3 respectively, to this current report on Form 8-K and are incorporated by reference herein.

Not an Offer or Sale

The offer and sale of the shares of Common Stock and Warrants (including the shares underlying the Warrants) has not been registered under the Securities Act or any state securities laws. These securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this current report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 to the extent applicable is hereby incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On April 29, 2024, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Common Stock Purchase Warrant, dated as of April 29, 2024, issued by Sonim Technologies, Inc. to the purchaser named therein

10.1*	Subscription Agreement, dated as of April 29, 2024, by and between Sonim Technologies, Inc. and the purchaser named therein

10.2	Registration Rights Agreement, dated as of April 29, 2024, by and between Sonim Technologies, Inc. and the purchaser named therein

10.3	Lock-Up Agreement, dated as of April 29, 2024, by and between Sonim Technologies, Inc. and the purchaser named therein

99.1	Press Release dated as of April 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: April 29, 2024	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer

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